Income Tax (Restated):	6 Months Ended
Jun. 30, 2018
Income Tax (Restated): [Abstract]
Income Tax (Restated):

Note 12.    Income Tax (Restated):

The Company's is restating its unaudited interim consolidated financial statements for the three and six months ended June 30, 2018, to correct an error in the income tax calculation for the three month period ended June 30, 2018. Income tax expense was overstated by $6,566,898 due to the incorrect allocation of income to a taxing jurisdiction with differing tax rates and in which the Company had different tax loss carryforwards. The effect of the correction of this error is reflected in the change in valuation allowance in the rate reconciliation below.

 On December 22, 2017, the U.S. government enacted comprehensive tax legislation commonly referred to as the Tax Cuts and Jobs Act (the "Tax Act") which made broad and complex changes to the U.S. tax code. The Tax Act established new tax laws including, but not limited to, a reduction of the U.S. federal corporate tax rate from 35% to 21% beginning in 2018.

Income tax expense for the six months ended June 30, 2018 and 2017 differs from the amount that would result from applying Canadian tax rates to net income before taxes (See Note 3, Restatement of Financial Statements). These differences result from the items noted below:

	2018		2017
	(Restated)
	Amount	%	Amount	%
Income tax expense based on Canadian tax rates	$ 19,145,619	25	$ 15,846,048	25
Increase (decrease) due to:
Different tax rates on foreign subsidiaries	(3,434,408)	(4)	9,251,553	15
Non-deductible expenses	47,326	-	2,217,385	3
Withholding tax	759,062	1	-	-
Change in valuation allowance and other	(3,994,334)	(5)	(11,467,382)	(18)
	$ 12,523,265	16	$ 15,847,604	25

The Company recorded income tax expense of $12.5 million and $15.8 million for the six months ended June 30, 2018 and 2017, respectively. We have recorded a valuation allowance to reflect the estimated amount of the deferred tax assets which may not be realized, principally due to the uncertainty of utilization of net operating losses and other carry forwards prior to expiration. The valuation allowance for deferred tax assets may be reduced in the near term if our estimate of future taxable income changes. The components of the Canadian and U.S. deferred income tax assets and liabilities as of June 30, 2018 and December 31, 2017 were as follows:

	June 30,	December 31,
	2018 (Restated)	2017
Deferred income tax assets
Net operating loss carry forwards	$34,720,324	$35,964,366
Property, Plant and Equipment	3,227,410	3,227,745
Capital loss carry forwards	1,466,726	1,478,385
Other	157,501	204,209
	39,571,961	40,874,705
Valuation allowance	(35,506,531)	(40,662,538)
	$4,065,430	$212,167

Deferred income tax liabilities
Cash held in trust	(6,801,510)	(18,585,000)
Other	(27,213)	(29,650)
Net deferred income tax liability	$(2,763,293)	$(18,402,483)

At June 30, 2018, we had the following Canadian tax loss carry forwards. Amounts are in U.S. dollars.

Expires
$1,988,836	2026
3,691,021	2027
14,068,491	2028
13,332,813	2029
16,471,949	2030
18,444,769	2031
5,351,036	2032
6,881,259	2033
9,913,925	2034
12,867,492	2035
15,299,043	2036
18,726,192	2037
1,844,469	2038
$138,881,295